Exhibit (a)(2)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Forward Aggressive Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Balanced Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Banking and Finance Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class C Class M

Forward Frontier Markets Fund	Investor Class Institutional Class Class A Class Z

Forward Global Infrastructure Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C Class M

Forward Growth & Income Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward High Yield Bond Fund	Investor Class Institutional Class Class C Class Z

Forward HITR Fund	Advisor Class Investor Class Institutional Class Class A

Forward Income & Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Forward Income Allocation Fund	Investor Class Institutional Class Class A Class C

Forward International Dividend Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward International Equity Fund	Investor Class Institutional Class Class C Class Z

Forward International Fixed Income Fund	Advisor Class Investor Class Institutional Class Class C

Forward International Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward International Small Companies Fund	Advisor Class Investor Class Institutional Class Class A Class C Class M

Forward Investment Grade Fixed-Income Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Large Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Large Cap Growth Fund	Investor Class Institutional Class Class C Class Z

Forward Large Cap Value Fund	Investor Class Institutional Class Class C Class Z

Forward Legato Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Long/Short Credit Analysis Fund	Advisor Class Investor Class Institutional Class Class C Class M

Forward Mortgage Securities Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Select Income Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C Class M

Forward Small Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C Class M

Forward Small To Mid Cap Fund	Investor Class Institutional Class Class C Class Z

Forward Strategic Alternatives Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Strategic Realty Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward U.S. Government Money Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Tactical Growth Fund	Investor Class Institutional Class Class A Class C Class M

As amended:

March 8, 2007

September 11, 2007

November 13, 2007

January 9, 2008

March 5, 2008

September 17, 2008

January 7, 2009

April 29, 2009

June 3, 2009

June 9, 2009

June 12, 2009

June 17, 2009

June 26, 2009

September 25, 2009

October 30, 2009

December 1, 2009

December 11, 2009

January 11, 2010

May 1, 2010